JOHN HANCOCK VARIABLE LIFE ACCOUNT S



                        SUPPLEMENT DATED DECEMBER 8, 1999
                                       TO
                          PROSPECTUS DATED MAY 3, 1999
                                  MARYLAND ONLY




Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to policies delivered or issued for delivery in the state of Maryland:


        (a) Wherever the term "Guaranteed Minimum Death Benefit" is used in the prospectus, the term "Basic Sum Insured No Lapse Guarantee" shall be substituted.

        (b) The Basic Sum Insured No Lapse Guarantee feature will apply only during the first five Policy years.

        (c) There is no option to extend the Basic Sum Insured No
            Lapse Guarantee feature beyond the first five Policy years and, as a consequence, there can be no Basic Sum Insured No Lapse Guarantee Charge assessed under the Policy.